Exhibit 23.3

The Board of Directors
Grant Geophysical, Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  /S/ KPMG LLP
                                              --------------------
                                                    KPMG LLP

Houston, Texas
January 7, 2000